Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE FOR THE QUARTER ENDED MARCH 31, 2007

DCT INDUSTRIAL TRUST INC.

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•     the competitive environment in which we operate;

•     real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•     decreased rental rates or increasing vacancy rates;

•     defaults on or non-renewal of leases by tenants;

•     acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•     the timing of acquisitions and dispositions;

•     natural disasters such as hurricanes and earthquakes;

•     national, international, regional and local economic conditions;

•     the general level of interest rates;

•     energy costs;

•     the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•     financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•     lack of or insufficient amounts of insurance;

•     litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•     the consequences of future terrorist attacks; and

•     possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us.

•     other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview, Consolidated Properties	5
Property Overview (continued), Unconsolidated and Managed Properties	6
Property Type Summary	7
Leasing Statistics	8
Ten Largest Customers	9
Consolidated Acquisition and Disposition Summary	10
Development Overview	11
Construction Summary	12
Indebtedness	13
Capitalization	14
Institutional Capital Management Summary	15
Definitions	16

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Quarter Ended March 31,
	2007	2006
REVENUES:	(unaudited)
Rental revenues	$64,975	$44,824
Institutional capital management and other fees	746	52
Total Revenues	65,721	44,876
OPERATING EXPENSES:
Rental expenses	7,859	4,114
Real estate taxes	8,520	6,139
Real estate depreciation and amortization	28,768	23,239
General and administrative	4,056	679
Asset management fees, related party	—	3,518

Total Operating Expenses	49,203	37,689

Operating Income	16,518	7,187
OTHER INCOME AND EXPENSE:
Equity in income (losses) of unconsolidated joint ventures, net	74	(53)
Gain on dispositions of real estate interests	7,885	3,988
Interest expense	(16,867)	(11,534)
Interest income and other	982	2,462
Income taxes	(471)	(51)

Income Before Minority Interests and Discontinued Operations	8,121	1,999
Minority interests	(1,082)	175

Income From Continuing Operations	7,039	2,174
Discontinued operations:
Income (loss) attributable to disposed properties	159	(234)
Gain on dispositions of properties	9,561	—
Minority interest in the operating partnership	(1,404)	15

Income (Loss) From Discontinued Operations	8,316	(219)

Net Income	$15,355	$1,955

INCOME PER COMMON SHARE—BASIC
Income From Continuing Operations	$0.04	$0.01
Income (Loss) From Discontinued Operations	0.05	0.00

Net Income	$0.09	$0.01

INCOME PER COMMON SHARE—DILUTED
Income From Continuing Operations	$0.04	$0.01
Income (Loss) From Discontinued Operations	0.05	0.00

Net Income	$0.09	$0.01

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	168,355	145,402

Diluted	196,720	147,315

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	March 31, 2007	December 31, 2006
ASSETS	(unaudited)
Land	$505,275	$513,143
Buildings and improvements	2,083,206	2,120,821
Intangible lease assets	191,144	198,222
Construction in progress	33,222	32,702

Total Investment in Properties	2,812,847	2,864,888
Less accumulated depreciation and amortization	(227,355)	(199,574)

Net Investment in Properties	2,585,492	2,665,314
Investment in and advances to unconsolidated joint ventures	54,911	42,336

Net Investment in Real Estate	2,640,403	2,707,650
Cash and cash equivalents	96,718	23,310
Notes receivable	9,192	9,205
Deferred loan costs, net	5,839	6,175
Deferred loan costs - financing obligations, net	9,101	16,467
Straight-line rent and other receivables	20,785	17,137
Deferred acquisition costs and other assets, net	18,360	27,637
Assets held for sale	—	41,895

Total Assets	$2,800,398	$2,849,476

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$20,180	$27,341
Distributions payable .	31,946	30,777
Tenant prepaids and security deposits	14,072	12,329
Other liabilities	15,273	14,135
Intangible lease liability, net	15,913	17,595
Lines of credit	22,000	34,278
Senior unsecured notes	425,000	425,000
Mortgage notes	652,365	641,081
Financing obligations	95,682	191,787
Liabilities related to assets held for sale	—	276

Total Liabilities	1,292,431	1,394,599

Minority interests	291,426	225,920
Total Stockholders’ Equity	1,216,541	1,228,957

Total Liabilities and Stockholders’ Equity	$2,800,398	$2,849,476

DCT INDUSTRIAL TRUST INC.

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Quarter Ended March 31,
	2007	2006
Reconciliation of Net Income to FFO:	(unaudited)
Net Income Attributable to Common Shares	$15,355	$1,955
Adjustments:
Real estate related depreciation and amortization	28,783	24,492
Equity in (income) losses of unconsolidated joint ventures, net	(74)	53
Equity in FFO of unconsolidated joint ventures	396	57
Gain on dispositions of real estate interests	(7,885)	(3,988)
Gain on dispositions of real estate interests related to discontinued operations	(9,561)	—
Gain on sale of nondepreciable real estate	3,711	—
Minority interest in the operating partnership’s share of the above adjustments	(2,205)	(1,147)

FFO attributable to common shares, basic	28,520	21,422
FFO attributable to dilutive OP units	4,797	282

FFO attributable to common shares, diluted	33,317	21,704

FFO per common share, basic	$0.17	$0.15
FFO per common share, diluted	$0.17	$0.15

Weighted average shares outstanding, basic	168,355	145,402
Weighted average shares outstanding, diluted	196,720	147,315

DCT INDUSTRIAL TRUST INC.

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Quarter Ended March 31,
	2007	2006
Consolidated Operating Data: (1)	(unaudited)
Rental revenues	$64,975	$44,824
Rental expenses and real estate taxes	16,379	10,253

Net Operating Income (2)	$48,596	$34,571

Square feet as of the period end - operating properties	53,163	40,696	(3)
Occupancy as of period end - operating properties	92.9%	92.2	%(3)

Same Store Operating Data: (1)
Rental revenues	$42,091	$41,859
Rental expenses and real estate taxes	10,262	9,732

Net Operating Income	31,829	32,127

Less straight-line rents	(918)	(1,580)
Less amortization of above/below market rents	242	433

Cash Net Operating Income	$31,153	$30,980

Net Operating Income growth	(0.9%)	—
Cash Net Operating Income growth	0.6%	—
Square feet in same store population	37,066	37,066
Occupancy as of period end	92.0%	92.6%

Dividends declared per common share	$0.16	$0.16

Supplemental consolidated cash flow and other information:
Straight-line rents (3)	$1,555	$2,349
Straight-line rent receivable (balance sheet) (3)	$13,751	$9,133
Amortization of above/below market rents (3)	$(541)	$(431)
Capitalized interest	$1,553	$336
Stock-based compensation amortization expense	$494	$16

Consolidated Capital Expenditures (3):
Due diligence	$3,695	$754
Development and expansions	2,733	28,617
Turnover costs	1,362	2,393
Maintenance capital expenditures	176	481

Total capital expenditures	$7,966	$32,245

(1)	Excludes discontinued operations.
(2)	See definitions for reconciliation of Net Operating Income to Net Income.
(3)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF MARCH 31, 2007

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent	Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot (2)	Historical Cost
Consolidated Operating Properties:			(in thousands)			(in thousands)			(in thousands)
Atlanta	54	100.0%	6,434	12.1%	93.6%	$21,150	11.0%	$3.51	$297,924
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	89.5%	6,057	3.1%	4.68	93,037
Central Pennsylvania	8	100.0%	1,453	2.7%	100.0%	5,644	2.9%	3.88	74,773
Charlotte	9	100.0%	747	1.4%	93.3%	2,542	1.3%	3.65	36,601
Chicago	15	100.0%	3,441	6.5%	91.6%	11,495	6.0%	3.65	176,575
Cincinnati	37	100.0%	4,634	8.7%	81.0%	13,617	7.1%	3.63	198,385
Columbus	13	100.0%	3,951	7.4%	96.2%	11,764	6.1%	3.10	163,642
Dallas	52	100.0%	6,165	11.6%	92.1%	21,707	11.3%	3.82	305,043
Denver	1	100.0%	160	0.3%	100.0%	916	0.5%	5.71	9,679
Houston	34	100.0%	2,453	4.6%	84.7%	10,423	5.4%	5.02	136,796
Indianapolis	7	100.0%	2,852	5.4%	99.9%	8,351	4.3%	2.93	90,773
Louisville	3	100.0%	1,027	1.9%	100.0%	3,306	1.7%	3.22	39,566
Memphis	10	100.0%	4,333	8.2%	91.3%	11,847	6.2%	2.99	160,515
Miami	6	100.0%	727	1.4%	98.6%	5,739	3.0%	8.00	66,618
Minneapolis	3	100.0%	356	0.7%	100.0%	1,743	0.9%	4.89	25,832
Nashville	5	100.0%	2,712	5.1%	91.7%	7,698	4.0%	3.10	99,025
New Jersey	10	100.0%	1,189	2.2%	92.8%	6,233	3.2%	5.64	88,757
Northern California	30	100.0%	2,762	5.2%	97.1%	14,361	7.5%	5.36	232,363
Orlando	12	100.0%	1,226	2.3%	95.1%	5,362	2.8%	4.60	78,969
Phoenix	14	100.0%	1,632	3.1%	97.9%	6,674	3.5%	4.18	85,524
San Antonio	13	100.0%	1,091	2.1%	93.6%	3,493	1.8%	3.42	40,346
Seattle	8	100.0%	1,199	2.3%	100.0%	5,690	3.0%	4.75	88,701
Southern California	11	100.0%	1,173	2.2%	99.8%	6,689	3.5%	5.71	87,619

Total/Weighted Average—Operating Properties	367	100.0%	53,163	100.0%	92.9%	192,501	100.0%	3.90	2,677,063

Consolidated Redevelopment Properties:
Atlanta	1	100.0%	189	18.0%	0.0%	N/A	N/A	N/A
Charlotte	1	100.0%	259	24.7%	0.0%	N/A	N/A	N/A
Columbus	1	100.0%	121	11.5%	0.0%	N/A	N/A	N/A
San Antonio	2	100.0%	258	24.6%	0.0%	N/A	N/A	N/A
Southern California	1	100.0%	222	21.2%	0.0%	N/A	N/A	N/A

Total/Weighted Average for Redevelopment Properties	6	100.0%	1,049	100.0%	0.0%	N/A	N/A	N/A	42,772

Consolidated Operating Properties Held For Contribution:
Cincinnati	1	100.0%	604	77.0%	100.0%	1,914	72.4%	3.17
Kansas City	1	100.0%	180	23.0%	100.0%	728	27.6%	4.04

Total/Weighted Average - Operating Properties Held For Contribution	2	100.0%	784	100.0%	100.0%	2,642	100%	3.37	32,144

Consolidated Development Properties:
Atlanta	2	100.0%	688	79.7%	4.6%	131	100.0%	4.15
Chicago	1	95.0%	175	20.3%	0.0%	N/A	N/A	N/A

Total/Weighted Average for Development Properties	3	99.0%	863	100.0%	3.7%	131	100.0%	4.15	29,664

Total/Weighted Average—Consolidated Properties	378	100.0%	55,859	N/A	89.9%	$195,274	N/A	$3.89	$2,781,643

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF MARCH 31, 2007 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet		Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent	Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot (2)
Unconsolidated Operating Properties:			(in thousands	)			(in thousands)
Operating Properties in Funds:
Atlanta	2	18.2%	703		12.4%	100.0%	$1,979	10.0%	$2.82
Central Pennsylvania	4	10.9%	836		14.7%	100.0%	3,533	17.8%	4.22
Charlotte	1	10.0%	472		8.3%	100.0%	1,415	7.1%	3.00
Chicago	2	18.2%	492		8.7%	100.0%	2,275	11.5%	4.62
Dallas	3	14.6%	1,186		20.9%	100.0%	3,955	19.9%	3.33
Indianapolis	1	10.0%	475		8.4%	100.0%	1,480	7.5%	3.12
Memphis	1	20.0%	1,039		18.3%	100.0%	2,857	14.4%	2.75
New Jersey	1	20.0%	87		1.5%	100.0%	630	3.2%	7.20
Northern California	1	10.0%	396		7.0%	100.0%	1,738	8.8%	4.39

Total/Weighted Average - Fund Operating Properties	16	14.8%	5,686		100.0%	100.0%	19,862	100.0%	3.49
Unconsolidated Development Properties:
Total/Weighted Average (3)	5	85.6%	2,049		N/A	N/A	N/A	N/A	N/A

Total/Weighted Average - Unconsolidated Properties	21	33.5%	7,735		N/A	100.0%	$19,862	N/A	$3.49

Operating Properties Asset Managed Only:
Cincinnati	2	0.0%	349		30.3%	100.0%	$1,310	27.5%	$3.76
Columbus	1	0.0%	330		28.7%	100.0%	1,164	24.4%	3.52
Minneapolis	3	0.0%	472		41.0%	100.0%	2,298	48.2%	4.87

Total/Weighted Average - Asset Managed Only Properties	6	0.0%	1,151		100.0%	100.0%	$4,772	100.0%	$4.15

Summary:
Total/Weighted Average -
Consolidated/Unconsolidated Operating Properties	383	N/A	58,849		90.9%	93.6%	$212,363	N/A	N/A
Total/Weighted Average -
Consolidated Redevelopment Properties	6	N/A	1,049		1.6%	0.0%	N/A	N/A	N/A
Total/Weighted Average -
Consolidated Operating Properties Held For Contribution	2	N/A	784		1.2%	100.0%	2,642	N/A	N/A
Total/Weighted Average -
Consolidated/Unconsolidated Development Properties	8	N/A	2,912		4.5%	1.1%	131	N/A	N/A
Total/Weighted Average - Asset Managed Only Properties	6	N/A	1,151		1.8%	100.0%	4,772	N/A	N/A

Total/Weighted Average - All Properties	405	N/A	64,745		100.0%	88.1%	$219,908	N/A	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Calculated as Annualized Base Rent divided by square feet under lease as of March 31, 2007.
(3)	Includes one occupied 55,000 square foot building acquired in connection with the SCLA joint venture.

DCT INDUSTRIAL TRUST INC.

PROPERTY TYPE SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
	(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	29	5,373	96.2%	13	678	82.5%	12	384	76.3%	54	6,435	93.6%
Baltimore/Washington D.C.	12	1,446	89.5%	—	—	—	—	—	—	12	1,446	89.5%
Central Pennsylvania	8	1,453	100.0%	—	—	—	—	—	—	8	1,453	100.0%
Charlotte	4	456	100.0%	5	291	82.7%	—	—	—	9	747	93.3%
Chicago	12	2,940	90.8%	3	501	95.8%	—	—	—	15	3,441	91.6%
Cincinnati	16	3,801	78.7%	20	766	93.6%	1	66	69.8%	37	4,633	81.0%
Columbus	11	3,877	96.1%	2	74	99.8%	—	—	—	13	3,951	96.2%
Dallas	28	5,031	93.3%	8	473	86.6%	16	661	86.7%	52	6,165	92.1%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	11	1,539	84.4%	12	630	85.6%	11	284	84.3%	34	2,453	84.7%
Indianapolis	7	2,852	99.9%	—	—	—	—	—	—	7	2,852	99.9%
Louisville	3	1,027	100.0%	—	—	—	—	—	—	3	1,027	100.0%
Memphis	10	4,333	91.3%	—	—	—	—	—	—	10	4,333	91.3%
Miami	3	521	99.2%	2	157	100.0%	1	49	88.1%	6	727	98.6%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	5	2,712	91.7%	—	—	—	—	—	—	5	2,712	91.7%
New Jersey	8	1,076	92.1%	2	114	100.0%	—	—	—	10	1,190	92.8%
Northern California	9	1,755	100.0%	21	1,007	91.9%	—	—	—	30	2,762	97.1%
Orlando	3	723	100.0%	9	503	88.2%	—	—	—	12	1,226	95.1%
Phoenix	8	1,492	97.7%	6	140	100.0%	—	—	—	14	1,632	97.9%
San Antonio	9	838	95.0%	4	252	89.1%	—	—	—	13	1,090	93.6%
Seattle	8	1,199	100.0%	—	—	—	—	—	—	8	1,199	100.0%
Southern California	7	910	100.0%	3	242	100.0%	1	21	87.2%	11	1,173	99.8%

Total/Weighted Average - Operating Properties	214	45,793	93.6%	111	5,905	90.5%	42	1,465	82.8%	367	53,163	92.9%
Consolidated Redevelopment Properties	6	1,049	—	—	—	—	—	—	—	6	1,049	0.0%
Operating Properties Held for Contribution	2	784	100.0%	—	—	—	—	—	—	2	784	100.0%
Consolidated Development Properties	3	863	N/A	—	—	—	—	—	—	3	863	N/A

Total/Weighted Average - Consolidated Properties	225	48,489	90.1%	111	5,905	90.5%	42	1,465	82.8%	378	55,859	89.9%
Unconsolidated Properties:
Unconsolidated Operating Properties	16	5,686	100.0%	—	—	—	—	—	—	16	5,686	100.0%
Development Properties	5	2,049	N/A	—	—	—	—	—	—	5	2,049	N/A
Asset Managed Properties	6	1,151	100.0%	—	—	—	—	—	—	6	1,151	100.0%

Total/Weighted Average - All Properties	252	57,375	88.0%	111	5,905	90.5%	42	1,465	82.8%	405	64,745	88.1%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties			$179,922			$30,356			$9,630			$219,908

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Initial Base Rent Per Square Foot (2)	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (3)	Turnover Costs	Turnover Costs Per Square Foot
CONSOLIDATED SAME STORE:		(In thousands)				(In months)	(In thousands)
Q1 2007	39	964	$3.75	7.2%	21.2%	50.7	$1,734	$1.80
TOTAL CONSOLIDATED (4):
Q1 2007
Bulk Distribution	24	1,228	$3.55	1.8%	15.6%	48.3	$1,507	$1.23
Light Industrial	17	271	5.11	21.1%	39.3%	46.4	904	3.33
Service Center	13	53	6.51	-6.2%	-1.3%	38.6	276	5.21

Total/Weighted Average	54	1,552	$3.92	5.9%	20.6%	47.6	$2,687	$1.73

Weighted Average Retention	78.4%

Lease Expirations For Consolidated Operating Properties (3)
Year		Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases	Percentage of Total Annualized Base Rent
		(in thousands)	(in thousands)
2007 (5)		5,808	$26,832	13.7%
2008		8,689	33,692	17.3%
2009		10,264	38,622	19.8%
2010		8,339	30,785	15.8%
2011		4,671	19,763	10.1%
Thereafter		12,424	45,449	23.3%

Total leased		50,195	$195,143	100.0%

Under development		863
Under redevelopment		602
Available		4,199

Total		55,859

(1)	Does not include month-to-month leases, unless otherwise noted.
(2)	Excludes contractual rent increases and monthly reimbursable costs.
(3)	Assumes no exercise of lease options.
(4)	Excludes development leases.
(5)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

Ten Largest Customers (1)

(dollar amounts in thousands)

CUSTOMER	Number of Leases	Annualized Base Rent	Percentage of Portfolio (2)	Pro Rata Annualized Base Rent	Square Feet Occupied
					(in thousands)
Deutsche Post World Net (DHL & Exel) (3)	15	$6,693	3.11%	$4,382	1,951
Technicolor	2	3,967	1.84%	3,967	1,455
Whirlpool Corporation	2	3,672	1.71%	3,672	1,155
Bridgestone/Firestone	3	3,481	1.62%	3,481	1,340
EGL, Inc.	5	3,258	1.51%	3,258	775
S.C. Johnson & Son, Inc. (4)	2	2,948	1.37%	1,383	900
The Clorox Sales Company (5)	2	2,787	1.30%	1,476	877
United Parcel Service (UPS)	4	2,634	1.22%	2,634	798
Verizon	2	2,372	1.10%	2,372	337
Ozburn-Hessey Logistics	7	2,246	1.04%	2,246	667

Total ten largest customers’ leases	44	$34,058	15.82%	$28,871	10,255

Total leases for all other customers	826	181,078	84.18%		45,658

Total portfolio	870	$215,136	100.00%		55,913

(1) Includes consolidated and unconsolidated operating and development properties as of March 31, 2007. Largest customers based on annualized base rent.

(2) Based on total Annualized Base Rent.

(3) 631,000 square feet of square feet occupied is approximately 10% owned by DCT Industrial.

(4) 396,000 square feet of square feet occupied is approximately 10% owned by DCT Industrial.

(5) 540,000 square feet of square feet occupied is approximately 20% owned by DCT Industrial.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED ACQUISITION AND DISPOSITION SUMMARY FOR THE QUARTER ENDED MARCH 31, 2007

Property/Portfolio	Market	Number of Buildings	Square Feet	Transaction Date
Acquisitions			(in thousands)
Bobali Drive	Central Pennsylvania	3	280	2/9/2007
Greenwood/Riverport	Louisville, Atlanta	2	695	3/14/2007

Total acquisitions		5	975

Total Acquisition Price - $39.9 million
Weighted Average Occupancy - 80.7%
Weighted Average Yield - 5.9% (year-one, cash basis)

Contributions to Funds
TRT-DCT Industrial JV I GP	Atlanta, Central Pennsylvania, Chicago	3	818	3/26/2007
TRT-DCT Industrial JV II GP	Dallas, Indianapolis	3	1,121	3/29/2007

Total		6	1,939

Dispositions
3930 East Watkins	Phoenix	1	102	1/17/2007
7401 Coca Cola Drive	Baltimore/Washington	1	139	1/18/2007
844 Livingston Court	Atlanta	1	25	3/27/2007

Total		3	266

Total Contributed Value/Sales Price—$159.3 million

DCT INDUSTRIAL TRUST INC.

DEVELOPMENT OVERVIEW AS OF MARCH 31, 2007

(dollar amounts in millions)

			Historical Cost			Projected Investment			Projected Stabilization by Year ($)
	Square Feet	Acres	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total	2007	2008
	(in thousands)
Under Development:
Shell Complete	1,245	n/a	$24.2	$15.1	$39.3	$29.1	$18.8	$47.9	$47.9	$-
Under Construction	1,612	n/a	5.5	37.4	42.9	10.0	61.7	71.7	16.2	55.5

Total Under Development	2,857	n/a	$29.7	$52.5	$82.2	$39.1	$80.5	$119.6	$64.1	$55.5

Forward Commitment and Build-to-Suit (1)	1,744	n/a	$-

Redevelopment (2)	1,049	n/a	$42.8

Properties Held For Contribution (3)	784	n/a	$32.1

Pre-Development (4) (5)	1,075	n/a	$10.6

Land
Owned (5) (6)	6,818	453.8	$20.6
Under Control (5) (7)	400	4,040.4	-

Total	7,218	4,494.2	$20.6

Grand Total	14,727	4,494.2	$135.8

(1)	Includes Deltapoint (Memphis) and Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $70 million and $75 million.
(2)	Summary of redevelopment assets:

Property	Market	Square Feet
		(in thousands)
Greenwood Parkway	Atlanta	189
Nations Ford	Charlotte	259
Creekside	Columbus	121
4400 Tejasco	San Antonio	120
5909 Business Park	San Antonio	138
Medline	Southern CA	222

Total		1,049

Total Projected Investment in these assets is expected to be between $45 million and $50 million

(3)	Includes Cummins (Cincinatti) and Midpoint (Kansas City).
(4)

Includes Dulles Summit Phase I (Baltimore/Washington DC), ADC North Phase I and Airport Distribution (Orlando) and a portion of Phase IA of SCLA (Southern California). Total Projected Investment in these assets is expected to be between $80 million and $85 million. Phase IA of SCLA is unconsolidated.

(5)	Summary of SCLA:

	Square Feet	Acres	Projected Investment
Phase 1A (Owned):	(in thousands)		(in millions)
Under Construction	408	20	$16
Pre-Development	518	31	$34
Land Held (Square Feet based on 40% coverage)	5,356	305

Total	6,282	356

Additional Phases (Under Control)		3,994

Total SCLA		4,350

(6)

Includes Buford Phase II (Atlanta), Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase II (Orlando), Sycamore Canyon B (Southern California) and a portion of Phase IA of SCLA (Southern California). Both the Sycamore Canyon and SCLA land is unconsolidated.

(7)

Only includes estimated square feet on first option of Deltapoint land (Memphis) and excludes option on approx. 24.6 additional acres. Also excludes any square feet associated with future phases at SCLA (see note 5).

DCT INDUSTRIAL TRUST INC.

CONSTRUCTION SUMMARY AS OF MARCH 31, 2007

(dollar amounts in millions)

Construction

Project	Market	Square Feet	Projected Investment	Start Date	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Shell Complete
Buford 100	Atlanta	499	$19.4	2nd Qtr 2005	2007	C
Buford 200	Atlanta	189	9.6	2nd Qtr 2005	2007	C
South Creek IV	Atlanta	557	18.9	2nd Qtr 2005	2007	U

Total/Weighted Average		1,245	$47.9

Under Construction
Veterans 2	Chicago	175	$10.0	3rd Qtr 2006	2008	C
Logistics Way	Nashville	570	22.1	3rd Qtr 2006	2008	U
Sycamore Canyon A	Southern California	459	23.4	2nd Qtr 2006	2008	U
SCLA Phase 1A	Southern California	408	16.2	1st Qtr 2007	2007	U

Total/Weighted Average		1,612	$71.7

Grand Total/Weighted Average		2,857	$119.6

Projected Stabilized Cash Yield			7.7%

Weighted Average DCT % Ownership at 3/31/07			96.2%

DCT INDUSTRIAL TRUST INC.

INDEBTEDNESS

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 3/31/2007
Senior Unsecured Notes:
2 year, variable rate (1)	6.05%	6.05%	June 2008	$275,000
5 year, fixed rate	5.53%	5.24%	April 2011	50,000
8 year, fixed rate	5.68%	6.03%	January 2014	50,000
10 year, fixed rate	5.77%	5.74%	April 2016	50,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.40%	5.09%	Feb 2008 -Apr 2032	619,426
Variable Rate Secured Debt	6.55%	4.90%	October 2011	25,237
Premiums, Net of Amortization				7,702

				652,365

Total Senior Unsecured Notes and Mortgage Notes				1,077,365

Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	6.02%	6.02%	December 2010	22,000

Total Carrying Value of Debt				$1,099,365

Weighted Average Interest Rate	5.64%	5.42%

Fixed Rate Debt	5.45%	5.20%		71%
Variable Rate Debt (1)	6.09%	5.94%		29%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$19,100
Development Joint Ventures				34,657

				$53,757

Scheduled Principal Payments of Debt as of March 31, 2007 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility	Total
Remainder of 2007	$-		$5,973	$-	$5,973
2008	275,000	(1)	70,116	-	345,116
2009	-		7,641	-	7,641
2010	-		58,081	22,000	80,081
2011	50,000		233,528	-	283,528
2012	-		172,547	-	172,547
2013	-		20,387	-	20,387
2014	50,000		3,835	-	53,835
2015	-		45,141	-	45,141
2016	50,000		5,907	-	55,907
Thereafter	-		21,507	-	21,507

Total	$425,000		$644,663	$22,000	$1,091,663

(1)

During June 2006, we entered into an eight-month, LIBOR-based forward-starting swap to mitigate the effect on cash outflows attributable to changes in LIBOR related to the $275.0 million variable rate, unsecured notes issued in June 2006. This swap expired in February 2007. Concurrent with the $275.0 million note issuance, we also entered into a forward-starting swap to hedge our exposure to variability in the cash outflows of future fixed rate debt issuances due to fluctuations in the USD-LIBOR swap rate. We expect to utilize this forward-starting swap in the third quarter of 2007.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime. After giving effect to outstanding letters of credit, we have $238.9 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(3)	Based on ownership as of March 31, 2007. This debt has not been guaranteed by the Company.

DCT INDUSTRIAL TRUST INC.

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of March 31, 2007

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	168,355	$11.83	$1,991,635
Operating partnership units outstanding (2)	30,564	$11.83	361,572

Total Equity Market Capitalization			2,353,207

Consolidated debt			1,099,365
Pro rata share of debt related to unconsolidated joint ventures			53,757

Total Debt			1,153,122

Total Market Capitalization			$3,506,329

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			32.9%

Fixed Charge Coverage
	Quarter Ended March 31,

	2007	2006

Net income	$15,355	$1,955
Interest expense (3)	16,880	11,681
Pro rata share of interest expense from unconsolidated JVs	826	173
Real estate related depreciation and amortization (3)	28,783	24,492
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	325	109
Income taxes	471	51
Stock-based compensation amortization expense	494	16
Minority interest (3)	2,486	(189)
Equity in (income) losses of unconsolidated joint ventures, net	(74)	53
Non-FFO gains on dispositions of real estate interests, net	(13,735)	(3,988)

Adjusted EBITDA	$51,811	$34,353

Calculation of Fixed Charges
Interest expense (3)	$15,013	$9,503
Interest expense related to financing obligation (2)	1,867	2,178
Capitalized interest	1,553	336
Amortization of loan costs and debt premium/discount	57	83
Amortization of financing obligations	(195)	(239)
Pro rata share of interest expense from unconsolidated JVs	826	173

Total Fixed Charges	$19,121	$12,034

Fixed Charge Coverage	2.7	2.9

(1)	Excludes unvested Long-Term Incentive Plan Units and Phantom Shares of 684,241 units.
(2)

As of March 31, 2007, our balance sheet includes $95.7 million of financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of this financing obligation, we anticipate issuing approximately 8-9 million OP units during the remainder of 2007. The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands, except per square foot data)

	For the Quarter Ended March 31, 2007
CONSOLIDATED STATEMENTS OF OPERATIONS:	DCT Fund I LLC	TRT-DCT Industrial JV I GP	TRT-DCT Industrial JV II GP

Revenues:
Rental revenues	$2,791	$1,273	$39
Other revenues	40	10	-

Total revenues	2,831	1,283	39

Expenses:
Real estate taxes	336	26	-
Rental expenses	342	152	-
Depreciation and amortization	1,214	668	111
Management fees	137	-	-

Total expenses	2,029	846	111
Interest expense	(1,346)	-	-

Net Income (Loss)	$(544)	$437	$(72)

Rental revenues	$2,791	$1,273	$39
Rental expenses and real estate taxes	678	178	-

Net Operating Income	$2,113	$1,095	$39

DCT Industrial Ownership %	20%	10%	10%

	As of March 31, 2007

CONSOLIDATED BALANCE SHEETS:	DCT Fund I LLC		TRT-DCT Industrial JV I GP	TRT-DCT Industrial JV II GP

Total Investment in properties	$124,482		$113,222	$52,322
Accumulated depreciation and amortization	(5,383)		(808)	(120)

Net Investment in properties	119,099		112,414	52,202
Cash and cash equivalents	1,531		1,343	-
Other Assets	1,370		689	20

Total Assets	$122,000		$114,446	$52,222

Secured debt	$95,500	(1)	$-	$-
Other Liabilities	3,009		3,975	649

Total Liabilities	98,509		3,975	649
Partners’ Capital	23,491		110,471	51,573

Total Liabilities and Partners’ Capital	$122,000		$114,446	$52,222

Market Data by Fund: (2)	Number of Buildings	Square Feet		Occupancy Percentage	Annualized Base Rent		Percentage of Total Annualized Base Rent	Annualized Base Rent Per Square Foot

DCT Fund I LLC:		(000s	)		(in thousands	)
Atlanta	1	578		100.0%	$1,478		17%	$2.56
Central Pennsylvania	1	100		100.0%	411		5%	4.11
Chicago	1	303		100.0%	1,504		18%	4.96
Dallas	1	540		100.0%	1,639		19%	3.04
Memphis	1	1,039		100.0%	2,857		34%	2.75
New Jersey	1	87		100.0%	630		7%	7.24

Subtotal	6	2,647		100.0%	8,519		100%	3.22

TRT-DCT Industrial JV I GP:
Atlanta	1	125		100.0%	500		7%	4.00
Central Pennsylvania	3	736		100.0%	3,122		41%	4.24
Charlotte	1	472		100.0%	1,415		19%	3.00
Chicago	1	189		100.0%	772		10%	4.08
Northern California	1	396		100.0%	1,738		23%	4.39

Subtotal	7	1,918		100.0%	7,547		100.0%	3.93

TRT-DCT Industrial JV II GP:
Dallas	2	646		100.0%	2,316		61.0%	3.59
Indianapolis	1	475		100.0%	1,480		39.0%	3.12

	3	1,121		100.0%	3,796		100.0%	3.39

Total	16	5,686		100.0%	$19,862			$3.49

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.
(2)	See acquisitions page for detail of properties contributed into the funds for the quarter ended March 31, 2007.

DCT INDUSTRIAL TRUST INC. Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, equity income (loss) related to unconsolidated joint ventures and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis ) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures - (Cap Ex)	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Due Diligence Capital Expenditures	Costs that were identified during the acquisition-related due diligence activity to renovate, rehabilitate and reposition real estate assets to market standards.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent and above/below rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs. Additionally, the amortization of the financing obligation is not included.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges

FFO	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

Held for Contribution	Represents Stabilized properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP as of the period indicated including acquisition fees.

Initial Base Rent Per Square Foot	Monthly base rent (cash basis) per the lease divided by the square feet leased. Free rent periods are not considered.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Same Store Operating Data
Reconciliation of NOI to Net Income:	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006

Net Operating Income	48,596	34,571	31,829	32,127
Net operating income - non-same store properties	N/A	N/A	16,767	2,444
Other operating income (expense)	(32,078)	(27,384)	(32,078)	(27,384)
Other income and expenses	(8,397)	(5,188)	(8,397)	(5,188)
Minority interest	(1,082)	175	(1,082)	175
Discontinued operations	8,316	(219)	8,316	(219)

Net income	$15,355	$1,955	$15,355	$1,955

DCT INDUSTRIAL TRUST INC. Definitions

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service to redevelop where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are considered stabilized when generally 95% occupied, or up to approximately 18 months after completion of construction.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield	Calculated as Net Operating Income divided by Acquisition Price.